Risk Management Activities	9 Months Ended
Jan. 31, 2012
Notes to Financial Statements
Note 8 - Risk Management Activities

Foreign Currency

The majority of our business is denominated in U.S. dollars and fluctuations in the foreign currency markets will have a minimal effect on our business.

Commodity Prices

We are exposed to market risk from changes in commodity prices.  The cost of our products could increase, if the prices of fiberglass and/or aluminum  increases significantly,  further decreasing our ability to attain profitable  operations. We are not involved in any purchase commitments with any of our vendors.

Insurance

We are exposed to several risks, including fire, earthquakes, theft, and key person liabilities.  We do not carry any insurance for these risks, other than general liability  insurance,  which will adversely affect our operations if any of these risks materialize.